The Glenmede Fund, Inc.
The Glenmede Portfolios

Supplement dated August 2, 2007 to the
Prospectuses and Statement of Additional Information, each dated February 28, 2007, for all
Portfolios of The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively, the “Funds”).

Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectuses and Statement of Additional Information.

    On July 2, 2007, State Street Corporation (“SSC”) acquired Investors Financial Services Corporation, the parent company of Investors Bank & Trust Company (“IBT”), and IBT merged with and into State Street Bank and Trust Company (“State Street”), a subsidiary of SSC. As a result, State Street now serves as administrator, custodian, transfer agent, and dividend-paying and securities lending agent with respect to the Funds. State Street has principal offices located at State Street Financial Center,
One Lincoln Street, Boston, MA 02111. All references in the Funds’ combined Statement of Additional Information to Investors Bank & Trust Company and IBT are changed to State Street Bank and Trust Company and State Street, respectively.